EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77D:
  Policies with respect to security investments.

EXHIBIT C:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT D:
  Attachment to item 77Q1:
  Exhibits
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
The Board of Trustees
American Skandia Trust

In planning and performing our audit of the financial statements of American Skandia Trust (the "Trust") (including AST AIM International Equity Portfolio, AST Alliance Growth and Income Portfolio (formerly, Lord Abbett Growth and Income Portfolio), AST JanCap Growth Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST AIM Balanced Portfolio, AST Federated High Yield Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST PIMCO Total Return Bond Portfolio, AST INVESCO Equity Income Portfolio, AST Janus Small-Cap Growth Portfolio, AST American Century International Growth Portfolio II (formerly, AST T.Rowe Price International Equity Portfolio), AST T. Rowe Price Global Bond Portfolio (formerly, AST T.Rowe Price International Bond Portfolio), AST Neuberger Berman Mid-Cap Growth Portfolio, AST Founders Passport Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST Alliance Growth Portfolio (formerly, Oppenheimer Large-Cap Growth Portfolio), AST Janus Overseas Growth Portfolio, AST American Century Income & Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST American Century International Growth Portfolio, AST Gabelli Small-Cap Value Portfolio (formerly, T. Rowe Price Small Company Value), AST Marsico Capital Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Lord Abbett Small Cap Value Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio (formerly, AST Bankers Trust Managed Index 500 Portfolio), AST Kemper Small-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio, AST Alger All-Cap Growth Portfolio, AST Janus Mid-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Gabelli All-Cap Value Portfolio, AST Janus Strategic Value Portfolio, AST Kinetics Internet Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Scudder Japan Portfolio, AST Alger Growth Portfolio, and AST Alger Mid-Cap Growth Portfolio) for the year ended December 31,2000 (on which we have issued our report dated February 9, 2001), we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on the Trust's internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of internal control to future periods are subject to the risk that the internal control may become inadequate because of changes in conditions or that the degree of compliance with policies or procedures may deteriorate.

Our consideration of the Trust's internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements due to error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the Trust's internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2000.

This report is intended solely for the information and use of management, the Board of Trustees of American Skandia Trust, and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

DELOITTE & TOUCHE LLP
New York, New York
February 9,2001





EXHIBIT B:
Item 77D

Effective as of October 23, 2000, the date of the Registrant's most recent prospectus, sub-advisory changes took place for one Portfolio of the Registrant (the AST
Gabelli Small-Cap Value Portfolio, which formerly was named the AST T. Rowe Price Small Company Value Portfolio). In connection with the new sub-advisor assuming responsibility for the management of the Portfolio, a number of changes were made to the investment policies of the Portfolio. The current investment policies of this Portfolio are described in detail in the Prospectus and Statement of Additional
Information for the Registrant included as part of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.




EXHIBIT C:
Item 77O

	On September 26, 2000, the AST American Century Income & Growth Portfolio of the Registrant purchased 9,400 shares of Southern Energy, Inc. common stock from Goldman Sachs in an underwritten offering of 58,000,000 shares of such stock in which J.P. Morgan & Co., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $22.00 per share.

	On September 26, 2000, the AST American Century Income & Growth Portfolio of the Registrant purchased 300 shares of Southern Energy, Inc. common stock from Lehman Brothers in an underwritten offering of 58,000,000 shares of such stock in which J.P. Morgan & Co., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $22.00 per share.

	On September 26, 2000, the AST American Century Strategic Balanced Portfolio of the Registrant purchased 2,500 shares of Southern Energy, Inc. common stock from Goldman Sachs in an underwritten offering of 58,000,000 shares of such stock in which J.P. Morgan & Co., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $22.00 per share.

	On September 26, 2000, the AST American Century Strategic Balanced Portfolio of the Registrant purchased 100 shares of Southern Energy, Inc. common stock from Lehman Brothers in an underwritten offering of 58,000,000 shares of such stock in which J.P. Morgan & Co., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $22.00 per share.

On July 26, 2000, the AST Alliance Growth Portfolio of the Registrant purchased 47,400 shares of TyCom Ltd. common stock from Goldman Sachs in an underwritten offering of 61,130,000 shares of such stock in which Donaldson, Lufkin & Jenrette, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $32.00 per share.

	On August 1, 2000, the AST Marsico Capital Growth
Portfolio of the Registrant purchased 389,964 shares of Goldman Sachs common stock from Goldman Sachs in an underwritten offering of 40,000,000 shares of such stock in which BancAmerica, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The
Portfolio purchased the security at the public offering price of $99.75 per share.

On September 26, 2000, the AST Marsico Capital Growth
Portfolio of the Registrant purchased 123,719 shares of Southern Energy, Inc. common stock from Goldman Sachs in an underwritten offering of 58,000,000 shares of such stock in which BancAmerica, an affiliate of the Portfolio's sub-adviser, was a member of the selling syndicate. The
Portfolio purchased the security at the public offering price of $22.00 per share.

On November 2, 2000, the AST Alliance Growth Portfolio of the Registrant purchased 25,000 shares of Corning
Incorporated common stock from Goldman Sachs in an underwritten offering of 30,000,000 shares of such stock in which Donaldson, Lufkin & Jenrette, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $71.25 per share.

	On November 15, 2000, the AST Marsico Capital Growth Portfolio of the Registrant purchased 6,985,782 shares of Adolph Coors common stock from Goldman Sachs in an underwritten offering of 320,100,000 shares of such stock in which BancAmerica, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $66.69 per share.

At its November 29, 2000 meeting, the Registrant's
Board of Trustees made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the first seven transactions listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that were provided to it by the Portfolio's Investment Manager, which in turn had been provided to the Investment Manager by the Portfolio's sub-adviser.

For the last two transactions listed above, the Investment Manager has obtained information from each Portfolio's sub-adviser with regard to compliance with rule
10f-3 under the Investment Company Act of 1940 and the Registrant's rule 10f-3 procedures. At its April 10, 2001 meeting, the Registrant's Board of Trustees will in turn consider making the determinations required by rule 10f-3 based on information provided to it by the Investment
Manager.




EXHIBIT D:
Item 77Q1

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Scudder Japan Portfolio is incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment
No. 37 to the Registrant's Registration Statement filed on
October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Federated Aggressive Growth Portfolio is incorporated by reference to Exhibit (d)(34) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Gabelli Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(35) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Alger Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(36) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Gabelli All-Cap Value Portfolio is incorporated by reference to Exhibit (d)(37) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Kinetics Internet Portfolio is incorporated by reference to Exhibit (d)(38) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Alger Growth Portfolio is incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Janus Strategic Value Portfolio is incorporated by reference to Exhibit (d)(40) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Investment Management Agreement between the Registrant and American Skandia Investment Services, Incorporated with respect to the AST Lord Abbett Bond-Debenture Portfolio is incorporated by reference to Exhibit (d)(41) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Pacific Investment
Management Company with respect to the AST PIMCO Total
Return Portfolio is incorporated by reference to Exhibit
(d)(46) of Post-Effective Amendment No. 36 to the
Registrant's Registration Statement filed on July 28, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Pacific Investment
Management Company with respect to the AST PIMCO Limited
Maturity Portfolio is incorporated by reference to Exhibit
(d)(48) of Post-Effective Amendment No. 36 to the
Registrant's Registration Statement filed on July 28, 2000.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and American Century Investment Management, Inc. with respect to the AST American Century International Growth Portfolio is incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on July 28, 2000.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and American Century Investment Management, Inc. with respect to the AST American Century International Growth Portfolio is incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on July 28, 2000.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and American Century Investment Management, Inc. with respect to the AST American Century Income & Growth Portfolio is incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on July 28, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and T. Rowe Price
International, Inc. with respect to the AST T. Rowe Price
Global Bond Portfolio is incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 37 to the
Registrant's Registration Statement filed on October 10,
2000.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Fred Alger Management, Inc. with respect to the AST Alger All-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(69) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Scudder Kemper
Investments, Inc. with respect to the AST Scudder Japan
Portfolio is incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 37 to the Registrant's
Registration Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Federated Investment
Counseling with respect to the AST Federated Aggressive
Growth Portfolio is incorporated by reference to Exhibit
(d)(76) of Post-Effective Amendment No. 37 to the
Registrant's Registration Statement filed on October 10,
2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and GAMCO Investors, Inc.
with respect to the AST Gabelli Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(77) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Fred Alger Management, Inc. with respect to the AST Alger Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and GAMCO Investors, Inc.
with respect to the AST Gabelli Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(79) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Kinetics Asset
Management, Inc. with respect to the AST Kinetics Internet
Portfolio is incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 37 to the Registrant's
Registration Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Fred Alger Management,
Inc. with respect to the AST Alger Growth Portfolio is incorporated by reference to Exhibit (d)(81) of Post-
Effective Amendment No. 37 to the Registrant's Registration
Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia
Investment Services, Incorporated and Janus Capital
Corporation with respect to the AST Janus Strategic Value
Portfolio is incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 37 to the Registrant's
Registration Statement filed on October 10, 2000.

The Sub-advisory Agreement between American Skandia Investment Services, Incorporated and Lord, Abbett & Co. with respect to the AST Lord Abbett Bond-Debenture Portfolio is incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed on October 10, 2000.